UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100 Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS

Noble Energy, Inc. (the “Company”) hereby files by amendment to the Form 8-K filed by the Company on May 17, 2005 financial statements and unaudited pro forma financial information relating to the merger of Patina Oil & Gas Corporation (“Patina”) with and into a wholly owned subsidiary of the Company.  The financial statements and pro forma information are described in Item 9.01 below and, where applicable, filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Patina as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 were previously reported in Patina’s Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-14344, which was filed with the SEC on February 25, 2005, and are incorporated by reference herein.

Unaudited Consolidated Financial Statements of Patina as of March 31, 2005 and for the three month periods ended March 31, 2005 and 2004 were previously reported in Patina’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005, File No. 001-14344, which was filed with the SEC on May 3, 2005, and are incorporated by reference herein.

(b)           Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Statements for the Company and Patina as of March 31, 2005 and for the three months ended March 31, 2005 and year ended December 31, 2004 are attached hereto as Exhibit 99.2.

(c)           Exhibits.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release dated May 16, 2005 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 17, 2005).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2005 and for the three months ended March 31, 2005 and year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: July 29, 2005	By:	/s/ Chris Tong
Chris Tong
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Item	Exhibit

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell, & Associates, Inc.

99.1	Press Release dated May 16, 2005 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 17, 2005).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2005 and for the three months ended March 31, 2005 and year ended December 31, 2004.